Total Bond Market Index Portfolio

High Yield Bond Portfolio

Supplement to the Statement of Additional Information Dated
April 26, 2018

Effective July 20, 2018, Bank of New York Mellon, 22 Liberty Street, New York,
NY 10286, serves as the custodian for the Total Bond Market Index Portfolio and High Yield Bond Portfolio (the “Portfolios”). The custodian is responsible for maintaining the Portfolios’ assets, keeping all necessary accounts and records of the Portfolios’ assets, and appointing any foreign sub-custodians or foreign securities depositories.

© 2018 The Vanguard Group, Inc. All rights reserved.
Vanguard Marketing Corporation, Distributor.	SAI 64C 072018